AZZAD FUNDS

Azzad Ethical Fund (ADJEX)

Supplement to the Prospectus

and

Statement of Additional Information

dated

November 1, 2019

Supplement dated March 30, 2020

Effective as of March 30, 2020, Ziegler Capital Management, LLC (“ZCM”) will no longer serve as sub-adviser to Azzad Ethical Fund (the “Fund”).  Therefore, any references to ZCM or a sub-adviser for the Fund should be disregarded. Azzad Asset Management, Inc., will continue to serve as adviser to the Fund and will assume any portfolio management of the Fund and any responsibilities previously delegated to ZCM.  There will be no change to the investment objective or investment strategy of the Fund.

Effective as of March 30, 2020, Jamal Elbarmil will be the sole Portfolio Manager to the Fund.  Any references to Christian J. Greiner, CFA should be disregarded.

The Portfolio Manager subsection of the Portfolio Management section on page 10 of the prospectus is deleted and replaced with the following:

Jamal Elbarmil, Vice President, Azzad Asset Management, Inc., is the portfolio manager of the Azzad Ethical Fund since March 30, 2020

The Portfolio Manager subsection of the Management, Organization & Capital Structure section on page 33 of the prospectus is deleted and replaced with the following:

Portfolio Manager

Since April 2000, Mr. Jamal Elbarmil has served as the Vice President of Azzad Asset Management, Inc. He previously served as portfolio manager for the Azzad Ethical Fund from October 2008 to March 27, 2017 and has served as a portfolio manager for the Azzad Wise Capital Fund since its inception. He is responsible for the day to day management of each Fund’s portfolio. He holds a master’s degree in Information Systems from the American University in Washington, DC. Mr. Elbarmil reviews the Funds’ holdings and performance to ensure compliance with the Funds’ respective strategies. Prior to joining Azzad, Mr. Elbarmil was Vice President of Technology for Information Policy & Administration, Inc. in Virginia where he supervised the development of software systems. Mr. Elbarmil has nearly 20 years of investment experience.

The following risk disclosure is added to both Principal risks of investing in the Fund sections beginning on page 7 and 14 of the prospectus:

•

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Funds’ portfolios may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds’ portfolios.  The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment in the Funds. Therefore, the Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.

The PORTFOLIO MANAGEMENT section on page 12 of the Statement of Additional Information, including the table and all sections that reference Christian J. Greiner, CFA, is deleted and replaced with the following:

Mr. Jamal Elbarmil manages the Azzad Ethical Fund. Mr. Elbarmil receives a market driven base salary and incentive compensation based on divisional revenue growth, individual performance, and the overall profitability of Azzad Asset Management, Inc.

The following provides information regarding other accounts managed by Mr. Jamal Elbarmil as of March 1, 2020:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	1	$152	0	$0
Other Pooled Investment Vehicles	0	0	0	$0
Other Accounts	0	0	0	$0

As of March 1, 2019, Jamal Elbarmil owned 3,433 shares of the Fund.

Conflicts of Interest

Because the Adviser performs investment management services for various clients, certain conflicts of interest could arise. The Adviser may give advice and take action with respect to its other clients that may differ from advice given or the timing or nature of action taken with respect to the Funds. The Adviser will have no obligation to purchase or sell for the Funds, or to recommend for purchase or sale by the Funds, any security that the Adviser, its principals, its affiliates, or its employees may purchase for themselves or for other clients and/or funds at the same time or the same price.  At present, the Adviser has not identified any material conflicts between the Funds and other accounts of the Adviser, as no other account follows the same strategies as the Funds.  However, actual or apparent conflicts of interest may arise if the Adviser begins to manage other accounts that follow the same strategy.  The Adviser has adopted procedures to address the potential conflicts.

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This supplement, the Prospectus and the Statement of Additional Information provide the information a prospective investor should know about the Fund and should be retained for future reference.   You may obtain a copy of the current Prospectus or Statement of Additional Information without charge by calling Azzad Funds at 888.862.9923 or visiting www.azzadfunds.com.